SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 18, 2006

VERTICAL HEALTH SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-31275	59-3635262
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

855 Dunbar Avenue

Oldsmar, FL 34677

(Address of Principal Executive Offices)

(727) 548-8345

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

ITEM 1.02 Termination of a Material Agreement

ITEM 2.02 Completion of Acquisition or Disposition of Assets

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 18, 2006, Vertical Health Solutions, Inc. (the “Company”), entered into an agreement with Vitality Systems, Inc. (“Vitality”), pursuant to which Vitality purchased all of the outstanding stock of the Company’s wholly-owned subsidiary Labelclick, Inc. (“Labelclick”). The purchase price consisted of a 7% promissory note in the principal amount of $300,000, together with the assumption of debt in the aggregate amount of $1,800,000. The promissory note has a term of three years and is payable monthly in the principal amount of $9,263.13, together with accrued and unpaid interest. The Agreement is effective as of January 4, 2006. In addition, at the time of closing, Labelclick forgave a loan in the amount of $412,000 to the Company. Vitality is owned by Stephen Watters, our Chief Executive Officer and a director, Brian Nugent, our President and a director, and Jugal K. Taneja, a consultant and a director. In connection with the sale, the Company received an independent valuation of Lableclick which supported the price paid by Vitality and the sale was approved by the Company’s independent directors.

In connection with the agreement to sell Labelclick, Stephen Watters and Brian Nugent resigned as officers of the Company and Jugal K. Taneja agreed to the termination of his consulting agreement with the Company. Each of the employment agreements and the consulting agreement were terminated effective as of January 18, 2006, without further payment or obligation beyond those which have accrued through and including January 18, 2005, but excluding any termination payments otherwise payable pursuant to the agreements. Messrs. Watters, Nugent and Taneja remain members of the Company’s Board of Directors.

On January 18, 2006, Thaddeus J. Shalek, the Chief Financial Officer of the Company was appointed Chief Executive Officer of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

To be filed by amendment.

(c) Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement by and among Vertical Health Solutions, Inc., Vitality Systems, Inc. and Labelclick, Inc., dated as of January 18, 2006

10.2	Promissory Note in the Principal Amount of $300,000, made by Vitality Systems, Inc. in favor of Vertical Health Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTICAL HEALTH SOLUTIONS, INC.

By:	/s/ THADDEUS J.SHALEK
Thaddeus J. Shalek, CPA, Chief Executive Officer and Chief Financial Officer

Dated: January 18, 2006